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                                                                    Exhibit 23.3



        CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion in this registration statement of our report dated January 31, 2001 included in Data Critical's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                         /s/ ARTHUR ANDERSEN LLP

Seattle, Washington
May 7, 2001